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                                                                   Exhibit 10(n)

FLEET

               21 Jul 98

Uno's Restaurants, Inc.

100 Charles Park Rd.

West Roxbury, MA

USA, 02132

Fax: 617-325-6744

Re: Interest Rate Swap Transaction (Trans/Trade No. 2088/2359)

Dear Bob Vincent:

    The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between us on The Trade Date referred to below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

    The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

    1. This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form"), with such modifications as you and we will in good faith agree. If the ISDA Form is not executed and returned to Fleet National Bank within 45 days of the date that it is sent, Fleet National Bank may, at its option, terminate this transaction. Upon the execution by you and us of such an agreement, this Confirmation will supplement, form part of, and be subject to that agreement. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below. Until we execute and deliver that agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule) on the Trade Date of the first such Transaction between us. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

    2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

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
Notional Amount:     USD 10,000,000.00

Trade Date:          20 JUL 98

Effective Date:      20 JUL 98

Termination Date:    20 JUL 01 subject to adjustment in accordance with the
                     Modified Following Business Day Convention.
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
FLOATING AMOUNTS:
---------------------------
Floating Rate Payer:         FLEET NATIONAL BANK

Floating Rate Payment        monthly, commencing on 20 Aug 98 and ending on the
  Dates:                     Termination Date, subject to adjustment in accordance
                             with the Modified Following Business Day Convention.

Floating Rate for initial    5.65625%
  Calculation Period:

Floating Rate Option:        USD-LIBOR-BBA

Designated Maturity:         1 MONTH

Spread:                      None

Compounding:                 Inapplicable

Reset Dates:                 The first day of each Floating Rate Calculation
                             Period.

Floating Rate Day Count      Actual/360
  Fraction:

Business Days:               London, New York City


FIXED AMOUNTS:
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

Fixed Rate Payer:            UNO'S RESTAURANTS, INC.

Fixed Rate Payment Dates:    monthly, commencing on 20 Aug 98 and ending on the
                             Termination Date, subject to adjustment in accordance
                             With the Modified Following Business Day Convention.

Fixed Rate:                  5.795%

Fixed Rate Day Count         Actual/360
  Fraction:

Business Days:               London, New York City

Governing Law:               New York State law (without reference to choice of law
                             doctrine)

Calculation Agent:           Fleet National Bank

ACCOUNT DETAILS:
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

Payments to FLEET NATIONAL BANK:

Fleet National Bank will debit the net payment from:

                                 DDA MA9373023222

Payments to UNO'S RESTAURANTS, INC.:

Fleet National Bank will credit the net payments to:

                                 DDA MA9373023222
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    3.  UNO'S RESTAURANTS, Inc. shall deliver to FLEET NATIONAL BANK, at the time of its execution of this Confirmation, evidence of the specimen signature and incumbency of each person who is executing the Confirmation on behalf of UNO'S RESTAURANTS, INC..

    4. Each party has entered into this Swap Transaction solely in reliance on its own judgment. Neither party has any fiduciary obligation to the other party relating to this Swap Transaction. In addition, neither party has held itself out as advising, or has held out any of its employees or agents as having the authority
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to advise, the other party as to whether or not the other party should enter into this Swap Transaction, any subsequent actions relating to this Swap Transaction or any other matters relating to this Swap Transaction. Neither party shall have any responsibility or liability whatsoever in respect of any advice of this nature given, or views expressed, by it or any such persons to the other party relating to this Swap Transaction, whether or not such advice is given or such views are expressed at the request of the other party.

    Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us via fax 617-241-1987 or mail to:

                                           Fleet Services Corporation

                                           Attn: Interest Rate Products

                                           Mailstop: MAMLSFTTOP

                                           P.O. Box 2197

                                           Boston, MA 02106-2197

    We are delighted to have completed this transaction with you. If you have any questions regarding this Confirmation, please call 617-241-1761.
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
                                              FLEET NATIONAL BANK

                                                                By:

                                                                /s/ KEVON J. ZEHNER

                                                                -----------------------------------------

                                                                Name:

                                                                Title:

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    Accepted and confirmed as of the date first written above:

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
UNO'S RESTAURANTS, INC.

By:        /s/ ROBERT M. VINCENT
           -----------------------------------------
           Authorized Signatory
           Name:
           Title:
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